SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934
☑	Filed by the Registrant

☐	Filed by a Party other than the Registrant
Check the appropriate box:
☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12
STRATTEC SECURITY CORPORATION
(Name of Registrant as Specified in Its Charter, if Other Than the Registrant)
Registrant
(Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Notice of Annual Meeting of Shareholders
Proxy Statement for the 2006 Annual Meeting of Shareholders To Be Held On October 3, 2006
PROPOSAL: ELECTION OF DIRECTORS
DIRECTORS’ MEETINGS AND COMMITTEES
CORPORATE GOVERNANCE MATTERS
AUDIT COMMITTEE MATTERS
COMPENSATION OF DIRECTORS
EXECUTIVE OFFICERS
SECURITY OWNERSHIP
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
PERFORMANCE GRAPH
COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
EXECUTIVE COMPENSATION
ANNUAL REPORT TO THE SECURITIES AND EXCHANGE COMMISSION ON FORM 10-K
SHAREHOLDER PROPOSALS
OTHER MATTERS

STRATTEC SECURITY CORPORATION
3333 WEST GOOD HOPE ROAD
MILWAUKEE, WISCONSIN 53209
Notice of Annual Meeting of Shareholders
       The Annual Meeting of Shareholders of STRATTEC SECURITY CORPORATION, a Wisconsin corporation (the “Corporation”), will be held at the Radisson Hotel, 7065 North Port Washington Road, Milwaukee, Wisconsin 53217, on Tuesday, October 3, 2006, at 8:00 a.m. local time, for the following purposes:

1. To elect three directors, two of whom shall serve for three-year terms and one of whom shall serve for a two-year term.

2. To take action with respect to any other matters that may be properly brought before the meeting and that might be considered by the shareholders of a Wisconsin corporation at their Annual Meeting.

By order of the Board of Directors

PATRICK J. HANSEN,
Secretary
Milwaukee, Wisconsin
August 29, 2006
Shareholders of record at the close of business on August 22, 2006 are entitled to vote at the meeting. Your vote is important to ensure that a majority of the stock is represented. Please complete, sign and date the enclosed proxy card and return it promptly in the enclosed envelope whether or not you plan to attend the meeting in person. If you later find that you may be present at the meeting or for any other reason desire to revoke your proxy, you may do so at any time before it is voted.

STRATTEC SECURITY CORPORATION
3333 WEST GOOD HOPE ROAD
MILWAUKEE, WISCONSIN 53209
Proxy Statement for the 2006 Annual Meeting of Shareholders
To Be Held On October 3, 2006
       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of STRATTEC SECURITY CORPORATION of proxies, in the accompanying form, to be used at the Annual Meeting of Shareholders of the Corporation to be held on October 3, 2006 and any adjournments thereof. Only shareholders of record at the close of business on August 22, 2006 will be entitled to notice of and to vote at the meeting. There will be no presentation regarding the Company’s operations at the Annual Meeting of Shareholders. The only matters to be discussed are matters set forth in the Proxy Statement for the 2006 Annual Meeting of Shareholders and such other matters as are properly raised at the Annual Meeting.
      The shares represented by each valid proxy received in time will be voted at the meeting and, if a choice is specified in the proxy, it will be voted in accordance with that specification. If no instructions are specified in a signed proxy returned to the Corporation, the shares represented thereby will be voted in FAVOR of the election of the directors listed in the enclosed proxy card. If any other matters are properly presented at the Annual Meeting, including, among other things, consideration of a motion to adjourn the meeting to another time or place, the individuals named as proxies and acting thereunder will have the authority to vote on those matters according to their best judgment to the same extent as the person delivering the proxy would be entitled to vote. If the Annual Meeting is adjourned or postponed, a proxy will remain valid and may be voted at the adjourned or postponed meeting. As of the date of printing of this Proxy Statement, the Corporation does not know of any other matters that are to be presented at the Annual Meeting other than the election of the three directors.
      Shareholders may revoke proxies at any time to the extent they have not been exercised. The cost of solicitation of proxies will be borne by the Corporation. Solicitation will be made primarily by use of the mails; however, some solicitation may be made by employees of the Corporation, without additional compensation therefor, by telephone, by facsimile or in person. Only shareholders of record at the close of business on August 22, 2006 will be entitled to notice of and to vote at the meeting. On the record date, the Corporation had outstanding 3,590,351 shares of common stock $0.01 par value per share (the “Common Stock”) entitled to one vote per share.
      A majority of the votes entitled to be cast with respect to each matter submitted to the shareholders, represented either in person or by proxy, shall constitute a quorum with respect to such matter. The election of the directors requires the affirmative vote of a plurality of the shares represented at the meeting. Abstentions and broker nonvotes (i.e., shares held by brokers in street name, voting on certain matters due to discretionary authority or instructions from the beneficial owners but not voting on other matters due to lack of authority to vote on such matters without instructions from the beneficial owner) will count toward the quorum requirement but will not count toward the determination of whether such directors are elected. The Inspector of Election appointed by the Board of Directors will count the votes and ballots.
      The Corporation’s principal executive offices are located at 3333 West Good Hope Road, Milwaukee, Wisconsin 53209. It is expected that this Proxy Statement and the form of Proxy will be mailed to shareholders on or about August 29, 2006.
PROPOSAL:
ELECTION OF DIRECTORS
      It is intended that shares represented by proxies in the enclosed form will be voted for the election of each of the nominees in the following table to serve as a director. The Board of Directors of the Corporation is divided into three classes, with the term of office of each class ending in successive years. One director is to be elected at the Annual Meeting to serve for a term of two years expiring in 2008, two directors are to be elected at the Annual Meeting to serve for a term of three years expiring in 2009 and two directors will continue to serve for the terms designated in the following schedule. As indicated below, the individuals nominated by the Board of Directors are each an incumbent director. The Corporation anticipates that the nominees listed in this Proxy Statement will be candidates when the election is held. However, if for any reason the nominees are not candidates at that time, proxies will be voted for any substitute nominee designated by the Corporation (except where a proxy withholds authority with respect to the election of the director).
Board of Directors Recommendation
      The Board of Directors recommends that shareholders vote in FAVOR of the election of David R. Zimmer, Harold M. Stratton II and Robert Feitler as directors of the Company.

		Director
Name, Principal Occupation for Past Five Years and Directorships	Age	Since

Nominee for election at the Annual Meeting (Class of 2008):
DAVID R. ZIMMER	60	2006
Managing partner and co-founder of Stonebridge Equity LLC (a provider of consulting services primarily to automotive-related manufacturing businesses seeking to develop and complement growth plans, strategic partnerships with foreign companies and merger and acquisition strategies) since 2004. Chief Executive Officer of Twitchell Corporation (a multinational manufacturer of innovative fibers, textiles and coatings) from 2000 until 2003. Director of Twin Disc Inc. and Detrex Corporation
Nominees for election at the Annual Meeting (Class of 2009):
HAROLD M. STRATTON II	58	1994
Chairman, President and Chief Executive Officer of the Corporation since October 2004. Chairman and Chief Executive Officer of the Corporation from February 1999 to October 2004. President and Chief Executive Officer of the Corporation from February 1995 to February 1999. Director and a member of the Compensation Committee of Smith Investment Company and a director of Twin Disc Inc.
ROBERT FEITLER	75	1995
Chairman of the Executive Committee of the Board of Directors of Weyco Group, Inc. (manufacturer, purchaser and distributor of men’s footwear) since April 1996. Director of Weyco Group, Inc.
Incumbent Director (Class of 2007):
FRANK J. KREJCI	56	1995
President of Wisconsin Furniture, LLC (a manufacturer of custom furniture) since June 1996.
Incumbent Director (Class of 2008):
MICHAEL J. KOSS	52	1995
President and Chief Executive Officer of Koss Corporation (manufacturer and marketer of high fidelity stereophones for the international consumer electronics market) since 1989. Director of Koss Corporation
DIRECTORS’ MEETINGS AND COMMITTEES
      The Board of Directors has an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee. The Board of Directors held six meetings in fiscal 2006, and all of the nominee and incumbent directors attended all of the meetings of the Board of Directors and the committees thereof on which they served.

      The Board’s Audit Committee is comprised of Messrs. Koss (Chairman), Feitler and Krejci. The Audit Committee is responsible for assisting the Board of Directors with oversight of (1) the integrity of the Corporation’s financial statements, (2) the Corporation’s compliance with legal and regulatory requirements, (3) the independent auditor’s qualifications and independence and (4) the performance of the Corporation’s internal accounting function and independent auditors. The Audit Committee has the direct authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors, and is an “audit committee” for purposes of Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The Audit Committee held two meetings in fiscal 2006.
      The Board’s Compensation Committee is comprised of Messrs. Feitler (Chairman), Koss and Krejci. The Compensation Committee, in addition to such other duties as may be specified by the Board of Directors, reviews the compensation and benefits of senior managers (including the Corporation’s Chief Executive Officer) and makes appropriate recommendations to the Board of Directors, administers the Corporation’s Economic Value Added Plan for Executive Officers and Senior Managers, administers the Stock Incentive Plan and prepares on an annual basis a report on executive compensation. The Compensation Committee met one time during fiscal 2006.
      The Board’s Nominating and Corporate Governance Committee is comprised of Messrs. Krejci (Chairman), Koss and Feitler. The Nominating and Corporate Governance Committee is responsible for assisting the Board of Directors by identifying individuals qualified to become members of the Board of Directors and its committees, recommending to the Board of Directors nominees for the annual meeting of shareholders, developing and recommending to the Board of Directors a set of corporate governance principles applicable to the Corporation and assisting the Board of Directors in assessing director performance and the effectiveness of the Board of Directors. The Nominating and Corporate Governance Committee held three meetings in fiscal 2006.
CORPORATE GOVERNANCE MATTERS
Director Independence
      The Corporation’s Board of Directors has reviewed the independence of its continuing and nominee directors under the applicable standards of the Nasdaq Stock Market. Based on this review, the Board of Directors determined that each of Robert Feitler, Frank J. Krejci, Michael J. Koss and David R. Zimmer is independent under those standards. These independent directors constitute a majority of the directors of the Corporation.
Director Nominations
      The Corporation has a standing Nominating and Corporate Governance Committee. The Corporation has placed a current copy of the charter of the Nominating and Corporate Governance Committee on its web site located at www.strattec.com. Based on the review described under “Corporate Governance Matters — Director Independence,” the Board of Directors has determined that each member of the Nominating and Corporate Governance Committee is independent under the applicable standards of the Nasdaq Stock Market.
      The Nominating and Corporate Governance Committee will consider director nominees recommended by shareholders. A shareholder who wishes to recommend a person or persons for consideration as a nominee for election to the Board of Directors must send a written notice by mail, c/o Secretary, STRATTEC SECURITY CORPORATION, 3333 West Good Hope Road, Milwaukee, Wisconsin 53209, that sets forth: (1) the name, address (business and residence), date of birth and principal occupation or employment (present and for the past five years) of each person whom the shareholder proposes to be considered as a nominee; (2) the number of shares of the Corporation’s Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by each such proposed nominee; (3) any other information regarding such proposed nominee that would be required to be disclosed in a definitive proxy statement to shareholders prepared in connection with an election of directors pursuant to section 14(a) of the Securities Exchange Act of 1934; and (4) the name and address (business and residential) of the shareholder making the recommendation and the number of shares of the Common Stock beneficially owned (as defined by section 13(d) of the Securities Exchange Act of 1934) by the shareholder making the recommendation. The Corporation may require any proposed nominee to furnish additional information as may be reasonably required to determine the qualifications of such proposed nominee to serve as a director of the Corporation. Shareholder recommendations will be considered only if received no less than 120 days nor more than 150 days before the date of the proxy statement sent to shareholders in connection with the previous fiscal year’s annual meeting of shareholders.
      The Nominating and Corporate Governance Committee will consider any nominee recommended by a shareholder in accordance with the preceding paragraph under the same criteria as any other potential nominee. The Nominating and Corporate Governance Committee believes that a nominee recommended for a position on the Corporation’s Board of Directors must have an appropriate mix of director characteristics, experience, diverse perspectives and skills. Qualifications of a prospective nominee that may be considered by the Nominating and Corporate Governance Committee include:

•	personal integrity and high ethical character;

•	professional excellence;

•	accountability and responsiveness;

•	absence of conflicts of interest;

•	fresh intellectual perspectives and ideas; and

•	relevant expertise and experience and the ability to offer advice and guidance to management based on that expertise and experience.
      David R. Zimmer was recommended to the Nominating and Corporate Governance Committee for appointment to the Board of Directors in May 2006 by the Corporation’s Chief Executive Officer.

Communications between Shareholders and the Board of Directors
      Shareholders of the Corporation may communicate with the Board or any individual Director by directing such communication to the Corporation’s Secretary at the address of the Corporation’s headquarters, 3333 West Good Hope Road, Milwaukee, Wisconsin 53209. Each such communication should indicate that the sender is a shareholder of the Corporation and that the sender is directing the communication to one or more individual Directors or to the Board as a whole.
      All communications will be compiled by the Corporation’s Secretary and submitted to the Board of Directors or the individual Directors on a monthly basis unless such communications are considered, in the reasonable judgment of the Secretary, to be improper for submission to the intended recipient(s). Examples of shareholder communications that would be considered improper for submission include, without limitation, customer complaints, solicitations, communications that do not relate directly or indirectly to the Corporation or the Corporation’s business or communications that relate to improper or irrelevant topics. The Secretary may also attempt to handle a communication directly where appropriate, such as where the communication is a request for information about the Corporation or where it is a stock-related matter.
Attendance of Directors at Annual Meetings of Shareholders
      The Corporation expects that all directors and nominees for election as directors at an annual meeting of shareholders will attend the annual meeting, absent a valid reason, such as a schedule conflict. All of the directors attended the annual meeting of shareholders held on October 4, 2005.
Code of Business Ethics
      The Corporation has adopted a Code of Business Ethics that applies to all of the Corporation’s employees, including the Corporation’s principal executive officer and principal financial and accounting officer. A copy of the Code of Business Ethics is available on the Corporation’s corporate web site which is located at www.strattec.com. The Corporation also intends to disclose any amendments to, or waivers from, the Code of Business Ethics on its corporate web site.

AUDIT COMMITTEE MATTERS
Report of the Audit Committee
      The Audit Committee is comprised of three members of the Corporation’s Board of Directors. Based upon the review described above under “Corporate Governance Matters — Director Independence,” the Board of Directors has determined that each member of the Audit Committee is independent as defined in the applicable standards of the Nasdaq Stock Market and the Securities and Exchange Commission (the “Commission”). The duties and responsibilities of the Audit Committee are set forth in the Corporation’s Audit Committee Charter, which was amended and restated by the Board of Directors on August 19, 2005. The full text of the Audit Committee’s amended and restated Charter was attached as Appendix B to the Corporation’s proxy statement for the 2005 Annual Meeting of Shareholders and is also available on the Corporation’s corporate web site at www.strattec.com.
      The Audit Committee has:

•	reviewed and discussed the Corporation’s audited financial statements for the fiscal year ended July 2, 2006 with the Corporation’s management and with the Corporation’s independent auditors;

•	discussed with the Corporation’s independent auditors the matters required to be discussed by SAS 61 (Codification for Statements on Auditing Standards); and

•	received and discussed the written disclosures and the letter from the Corporation’s independent auditors required by Independence Standards Board Statement No. 1 (Independence discussions with Audit Committees).
      Based on such review and discussions with management and with the independent auditors, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Corporation’s Annual Report on Form 10-K for the fiscal year ended July 2, 2006, for filing with the Commission.

AUDIT COMMITTEE:

Michael J. Koss — Chairman
Robert Feitler
Frank J. Krejci

Fees of Independent Registered Public Accounting Firm
      The following table summarizes the fees the Corporation was billed for audit and non-audit services rendered by the Corporation’s independent auditors, Grant Thornton LLP, during fiscal 2006 and 2005:

	Fiscal Year	Fiscal Year
	Ending July 2,	Ending July 3,
Service Type	2006	2005

Audit Fees(1)	$115,700	$110,000
Audit-Related Fees(2)	25,200	16,100
Tax Fees(3)	4,000	4,500
All Other Fees	—	—

Total Fees Billed	$144,900	$130,600

(1)	Includes fees for professional services rendered in connection with the audit of the Corporation’s financial statements for the fiscal years ended July 2, 2006 and July 3, 2005; the reviews of the financial statements included in each of the Corporation’s quarterly reports on Form 10-Q during those fiscal years; and statutory and regulatory agency audits during those fiscal years.

(2)	Consists of fees for ERISA employee benefit plan audits and consultations for financial accounting matters, including conducting due diligence in connection therewith.

(3)	Consists of fees for the preparation of Form 5500 statutory tax returns.
      The Audit Committee of the Board of Directors of the Corporation considered that the provision of the services and the payment of the fees described above are compatible with maintaining the independence of Grant Thornton LLP.
      The Audit Committee is responsible for reviewing and pre-approving any non-audit services to be performed by the Corporation’s independent auditors. The Audit Committee has delegated certain of its pre-approval authority to the Chairman of the Audit Committee to act between meetings of the Audit Committee. Any pre-approval given by the Chairman of the Audit Committee pursuant to this delegation is presented to the full Audit Committee at its next regularly scheduled meeting. The Audit Committee or Chairman of the Audit Committee reviews and, if appropriate, approves non-audit service engagements, taking into account the proposed scope of the non-audit services, the proposed fees for the non-audit services, whether the non-audit services are permissible under applicable law or regulation and the likely impact of the non-audit services on the independence of the independent auditors.
      Since the effective date of the Commission rules requiring pre-approval of non-audit services on May 6, 2003, each new engagement of the Corporation’s independent auditors to perform non-audit services has been approved in advance by the Audit Committee or the Chairman of the Audit Committee pursuant to the foregoing procedures.

Fiscal 2006 Independent Registered Public Accounting Firm
      The Board of Directors, upon recommendation of the Audit Committee, will select the Corporation’s independent registered public accounting firm for the 2007 fiscal year. It is expected that a representative of Grant Thornton LLP will be present at the Annual Meeting and will have the opportunity to make a statement if such representative desires to do so and will be available to respond to appropriate questions.
Audit Committee Financial Expert
      The Corporation’s Board of Directors has determined that one of the members of the Audit Committee, Michael J. Koss, qualifies as an “audit committee financial expert” as defined by the rules of the Commission based on his work experience and duties as the Chief Financial Officer and Chief Executive Officer of Koss Corporation.

COMPENSATION OF DIRECTORS
      Each nonemployee director of the Corporation receives an annual retainer fee of $12,000, a fee of $1,500 for each Board meeting attended and a fee of $1,000 for each committee meeting attended. The respective chairmen of the Board committees receive an additional retainer fee of $4,000 for the Audit Committee, $2,000 for the Compensation Committee and $1,500 for the Nominating and Corporate Governance Committee. Effective June 30, 1997, the Corporation implemented an Economic Value Added Plan for Non-Employee Members of the Board of Directors (the “Director EVA* Plan”). The purpose of the Director EVA Plan is to maximize long-term shareholder value by providing incentive compensation to nonemployee directors in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders and to enhance the Corporation’s ability to attract and retain outstanding individuals to serve as nonemployee directors of the Corporation. The Director EVA Plan provides for the payment of a potential cash bonus to each nonemployee director equal to the product of (a) 40% of the director’s retainer and meeting fees for the fiscal year, multiplied by (b) a Company Performance Factor. In general, the Company Performance Factor is determined by reference to the financial performance of the Corporation relative to a targeted cash-based return on capital, which is intended to approximate the Corporation’s weighted cost of capital (which was 11% for fiscal 2006). For fiscal 2006, none of the nonemployee directors received any payments under the Director EVA Plan.

      * EVA is a registered trademark of Stern, Stewart & Co.

EXECUTIVE OFFICERS
      The following table sets forth the name, age, current position and principal occupation and employment during the past five years of the executive officers of the Corporation who are not directors:

Name	Age	Current Position	Other Positions

Patrick J. Hansen	47	Senior Vice President of the Corporation since October 2005; Chief Financial Officer, Treasurer and Secretary of the Corporation since February 1999.	Vice President of the Corporation from February 1999 to October 2005.

Milan R. Bundalo	55	Vice President — Materials of the Corporation since May 2003.	Director of Materials of the Corporation from October 1995 to May 2003.

Donald J. Harrod	62	Vice President — Engineering and Product Development of the Corporation since October 2005.	Vice President Engineering and Program Development of the Corporation From April 2003 to October 2005; Vice President — Engineering of the Corporation from November 1998 to April 2003.

Kathryn E. Scherbarth	50	Vice President — Milwaukee Operations of the Corporation since May 2003.	Plant Manager of the Corporation from February 1996 to May 2003.

Name	Age	Current Position	Other Positions

Rolando J. Guillot	38	Vice President — Mexican Operations of the Corporation since September 2004.	General Manager — Mexican Operations of the Corporation from September 2003 to August 2004. Plant Manager of STRATTEC de Mexico S.A. de C.V. from January 2002 to September 2003. Mr. Guillot served in various management positions for STRATTEC de Mexico S.A. de C.V. from October 1996 to January 2002.

Dennis A. Kazmierski	54	Vice President — Marketing and Sales of the Corporation since March 1, 2005.	Vice President — Engineered Systems Group Business Unit for Metalforming Technologies Inc. from January 1999 to February 28, 2005.

SECURITY OWNERSHIP
      The following table sets forth information regarding the beneficial ownership of shares of the Corporation’s Common Stock as of August 1, 2006 by (i) each director and Named Executive Officer (as defined below), (ii) all directors and executive officers as a group, and (iii) each person or other entity known by the Corporation to beneficially own more than 5% of the outstanding Common Stock.
      The following table is based on information supplied to the Corporation by the directors, officers and shareholders described above. The Corporation has determined beneficial ownership in accordance with the rules of the Commission. Shares of common stock subject to options that are either currently exercisable or exercisable within 60 days of August 1, 2006 are treated as outstanding and beneficially owned by the option holder for the purpose of computing the percentage ownership of the option holder. However, these shares are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The table lists applicable percentage ownership based on 3,637,351 shares outstanding as of August 1, 2006.

			Nature of Beneficial Ownership

	Total Number		Sole	Sole	Shared	Shared	Sole
	of Shares		Voting and	Voting or	Voting and	Voting or	Voting
	Beneficially	Percent of	Investment	Investment	Investment	Investment	Power
Name and Address of Beneficial Owner(1)	Owned(2)	Class	Power	Power	Power	Power	Only(3)

FMR Corp.(4)	501,900	13.8%	—	501,900	—	—	—
PRIMECAP Management Company(5)	420,037	11.5%	196,637	420,037	—	—	—
Royce & Associates(6)	528,736	14.5%	528,736	—	—	—	—
T. Rowe Price Associates, Inc.(7)	574,800	15.8%	71,600	574,800	—	—	—
Vanguard Horizon Funds(8)	220,000	6.0%	—	220,000	—	—	—
Robert Feitler	15,000	*	15,000	—	—	—	—
Michael J. Koss	1,000	*	1,000	—	—	—	—
Frank J. Krejci	440	*	440	—	—	—	—
Harold M. Stratton II(9)	120,304	3.3%	46,143	—	10,100	169	22
David R. Zimmer	0	*	—	—	—	—	—
Patrick J. Hansen	11,250	*	600	—	—	—	—
Donald J. Harrod	11,260	*	600	—	—	—	—
Dennis Kazmierski	5,200	*	200	—	—	—	—
Rolando J. Guillot	4,120	*	600
All directors and executive officers as a group (11 persons)	183,404	4.9%	65,783	—	10,100	169	22

*	Less than 1%.

(1)	Unless otherwise indicated in the other footnotes, the address for each person listed is 3333 West Good Hope Road, Milwaukee, Wisconsin 53209.

(2)	Includes the rights of the following persons to acquire shares pursuant to the exercise of currently vested stock options or pursuant to stock options exercisable within 60 days of August 11, 2006: Mr. Stratton — 63,870 shares; Mr. Hansen — 10,650 shares; Mr. Harrod — 10,660 shares; Mr. Kazmierski — 5,000; Mr. Guillot — 3,520; and all directors and executive officers as a group — 107,330 shares.

(3)	All shares are held in the Employee Savings and Investment Plan Trust.

(4)	FMR Corp. (“FMR”), 82 Devonshire Street, Boston, Massachusetts 02109, filed a Schedule 13G dated February 12, 1999, as amended by a Schedule 13G/ A dated February 14, 2000, a Schedule 13G/A dated March 10, 2000, a Schedule 13G/A dated February 14, 2001, a Schedule 13G/A dated February 14, 2002, a Schedule 13G/A dated February 14, 2003, a Schedule 13G/A dated February 16, 2004, a Schedule 13G/A dated February 14, 2005 and a Schedule 13G/A dated February 14, 2006, reporting that as of December 31, 2005, it was the beneficial owner of 501,900 shares of Common Stock. The shares of Common Stock beneficially owned by FMR include 501,900 shares as to which FMR has sole investment power. Fidelity Management & Research Company (“Fidelity”), a wholly-owned subsidiary of FMR, is the beneficial owner of 501,900 shares as a result of acting as an investment adviser to various investment companies registered under the Investment Company Act of 1940. Fidelity’s ownership of an investment company, the Fidelity Low Priced Stock Fund, comprised the entire 501,900 shares. Edward C. Johnson, the Chairman of FMR, by virtue of his position with FMR, has the sole power to direct the disposition of the shares deemed owned by Fidelity.

(5)	PRIMECAP Management Company (“PRIMECAP”), 225 South Lake Avenue, Suite 400, Pasadena, California 91101-3005, filed a Schedule 13G dated June 17, 1999, as amended by a Schedule 13G/A dated April 7, 2000, a Schedule 13G/A dated March 9, 2001, a Schedule 13G/A dated August 31, 2002, a Schedule 13G/A dated March 30, 2005, a Schedule 13G/A dated August 3, 2005 and a Schedule 13G/A dated February 8, 2006, reporting that as of December 31, 2005, it was the beneficial owner of 420,037 shares of Common Stock. The shares of Common Stock beneficially owned by PRIMECAP include 196,637 shares as to which PRIMECAP has sole voting power and 420,037 shares as to which PRIMECAP has sole investment power.

(6)	Royce & Associates, LLC, 1414 Avenue of the Americas, New York, New York 10019, filed a Schedule 13G dated February 5, 2003, as amended by a Schedule 13G/A dated March 28, 2003, a Schedule 13G/A dated February 6, 2004, a Schedule 13G/A dated March 8, 2004, a Schedule 13G/A dated February 3, 2005 and a Schedule 13G/A dated January 31, 2006, reporting that as of December 31, 2005, it was the beneficial owner of 528,736 shares of Common Stock, with sole voting and investment power as to all of such shares.

(7)	T. Rowe Price Associates, Inc. and on behalf of T. Rowe Price Small-Cap Stock Fund, Inc. and T. Rowe Price Small-Cap Value Fund, Inc. (collectively, “T. Rowe Price”), 100 East Pratt Street, Baltimore, Maryland 21202, filed a Schedule 13G/A dated February 9, 2000, as amended by a Schedule 13G/A dated April 7, 2000, a Schedule 13G/A dated February 12, 2001, a Schedule 13G/A dated February 14, 2002, a Schedule 13G/A dated February 14, 2003, a Schedule 13G/A dated February 13, 2004, a Schedule 13G/A dated February 14, 2005 and a Schedule 13G/A dated February 14, 2006, reporting that T. Rowe Price was the beneficial owner of 574,800 shares of Common Stock. The shares of Common Stock beneficially owned by T. Rowe Price include 71,600 shares as to which T. Rowe Price has sole voting power and 574,800 shares as to which T. Rowe Price has sole investment power.

(8)	Vanguard Horizon Funds, 100 Vanguard Boulevard, Malvern, Pennsylvania 19355, filed a Schedule 13G dated February 13, 2002, as amended by a Schedule 13G/A dated February 11, 2003, a Schedule 13G/A dated February 3, 2004, a Schedule 13G/A dated February 11, 2005 and a Schedule 13G/A dated February 13, 2006, reporting that as of December 31, 2005, it was the beneficial owner of 220,000 shares of Common Stock, with sole voting power as to all of such shares.

(9)	Includes 10,100 shares held in trusts as to which Mr. Stratton is co-trustee and beneficiary, 169 shares owned by Mr. Stratton’s spouse, 2,379 shares as to which Mr. Stratton is custodian on behalf of his children and 22 shares held in the Employee Savings and Investment Plan Trust.
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
      Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Corporation’s directors and executive officers, and persons who own more than 10% of a registered class of the Corporation’s equity securities, to file with the Commission initial reports of beneficial ownership on Form 3 and reports of changes in beneficial ownership of the Corporation’s equity securities on Form 4 or 5. The rules promulgated by the Commission under section 16(a) of the Exchange Act require those persons to furnish the Corporation with copies of all reports filed with the Commission pursuant to section 16(a). Based solely upon a review of such forms actually furnished to the Corporation, and written representations of certain of the Corporation’s directors and executive officers that no forms were required to be filed, all directors, executive officers and 10% shareholders have filed with the Commission on a timely basis all reports required to be filed under section 16(a) of the Exchange Act.

PERFORMANCE GRAPH
      The chart below shows a comparison of the cumulative return since June 29, 2001 had $100 been invested at the close of business on June 29, 2001 in each of the Common Stock, the Nasdaq Composite Index (all issuers), and the Dow Jones U.S. Auto Parts Index.
CUMULATIVE TOTAL RETURN COMPARISON*
      The Corporation versus Published Indices (Nasdaq Composite Index and the Dow Jones U.S. Auto Parts Index)

	6/29/01	6/28/02	6/27/03	6/25/04	7/01/05	6/30/06

♦ The Corporation**	100	159	152	195	155	143

■ Nasdaq Composite Index	100	68	75	94	95	101

X Dow Jones U.S. Auto Parts Index	100	108	95	126	110	109

*	Total return assumes reinvestment of dividends.

**	The closing price of the Common Stock on June 29, 2001 was $34.72, the closing price on June 28, 2002 was $55.32, the closing price on June 27, 2003 was $52.87, the closing price on June 25, 2004 was $67.57, the closing price on July 1, 2005 was $53.82 and the closing price on June 30, 2006 was $49.81.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION
      The Corporation’s Compensation Committee (the “Committee”), which is comprised of three outside directors of the Corporation, is responsible for considering and approving compensation arrangements for senior management of the Corporation, including the Corporation’s executive officers and the chief executive officer. Based on the review described under “Corporate Governance Matters — Director Independence,” the Board of Directors has determined that each member of the Compensation Committee is independent under the applicable standards of the Nasdaq Stock Market. The objectives of the Committee in establishing compensation arrangements for senior management are to: (i) attract and retain key executives who are important to the continued success of the Corporation; and (ii) provide strong financial incentives, at reasonable cost to the shareholders, for senior management to enhance the value of the shareholders’ investment.
      The primary components of the Corporation’s executive compensation program are (i) base salary, (ii) incentive compensation bonuses and (iii) grants of stock options and shares of restricted stock.
      The Committee believes that:

•	The Corporation’s incentive plans provide strong incentives for management to increase shareholder value;

•	The Corporation’s pay levels are appropriately targeted to attract and retain key executives; and

•	The Corporation’s total compensation program is a cost-effective strategy to increase shareholder value.
Base Salaries
      Executive officers’ base salaries are reviewed annually by the Committee, based on level of responsibility and individual performance. It is the Corporation’s objective that base salary levels, in the aggregate, be at competitive salary levels. In fixing competitive base salary levels, the Committee reviewed an independent survey of a broad group of domestic industrial organizations from all segments of industry. Each executive officer’s salary for fiscal 2006 was positioned near the median derived from the survey for positions with similar responsibilities at companies with a similar level of sales. Because the survey was based on industry-wide studies, the companies in the survey do not correspond to the companies that make up the Dow Jones U.S. Auto Parts Index, which is used by the Corporation as the published industry index for comparison in the Performance Graph on page 16.
Incentive Bonuses
      The Corporation maintains an Economic Value Added (“EVA”) Plan for Executive Officers and Senior Managers (the “EVA Plan”), the purpose of which is to provide incentive compensation to certain key employees, including all executive officers, in a form which relates the financial reward to an increase in the value of the Corporation to its shareholders. In general, EVA is the net operating profit after cash basis taxes, less a capital charge. The capital charge is intended to represent the return expected by the providers of the Corporation’s capital. The Corporation believes that EVA improvement is the financial performance measure most closely correlated with increases in shareholder value.
      For fiscal 2006, the amount of bonus which a participant was entitled to earn was derived from a Company Performance Factor and from an Individual Performance Factor. The Company Performance Factor was determined by reference to the financial performance of the Corporation relative to a targeted cash-based return on capital established by the Committee, which is intended to approximate the Corporation’s weighted cost of capital. The Individual Performance Factor was determined by reference to the level of attainment of certain quantifiable and non-quantifiable company or individual goals which contribute to increasing the value of the Corporation to its shareholders. Individual Target Incentive Awards under the EVA Plan range from 75% of base compensation for the Chairman, President and Chief Executive Officer to 35% of base compensation for other officers for fiscal 2006. The formula for calculating bonuses under the EVA Plan is: Base Salary x Target Incentive Award x (50% of the Company Performance Factor + 50% of the Individual Performance Factor). A portion of this bonus amount is subject to an at risk “Bonus Bank” described below. Mr. Stratton’s actual fiscal 2006 bonus payout equals 0% of his Target Incentive Award.
      The EVA Plan provides the powerful incentive of an uncapped bonus opportunity, but also uses a “Bonus Bank” to ensure that significant EVA improvements are sustained before significant bonus awards are paid out. Pursuant to the terms of the EVA Plan, the Bonus Bank feature applies to those participants determined by the Committee to be “Executive Officers,” which includes all of the named executive officers. Each year, any accrued bonus in excess of 125% of the target bonus award is added to the outstanding Bonus Bank balance. Except as noted in the following sentence, the bonus paid is equal to the accrued bonus for the year, up to a maximum of 125% of the target bonus, plus 33% of the Bonus Bank balance at the end of the year. Regardless of whether a bonus is earned for a year, those persons designated as “Executive Officers” under the EVA Plan shall not be entitled to receive a bonus in any plan year in which no bonuses are paid to participants in the Corporation’s Economic Value Added Bonus Plan for Salaried Employees or the Corporation’s Economic Value Added Bonus Plan for Represented Employee Associates. Instead, such amounts are added to, and are subject to, the Executive Officer’s at risk “Bonus Bank” and are not paid out until there is a positive Bonus Bank balance as described below. Thus, significant EVA improvements must be sustained for several years to ensure full payout of the accrued bonus. A Bonus Bank account is considered “at risk” in the sense that in any year the accrued bonus is negative, the negative bonus amount is subtracted from the outstanding Bonus Bank balance. In the event the outstanding Bonus Bank balance at the beginning of the year is negative, the bonus paid is limited to the accrued bonus up to a maximum of 75% of the target bonus. The executive is not expected to repay negative balances. On termination of employment due to death, disability or retirement or by the Corporation without cause, any positive available balance in the Bonus Bank will be paid to the terminating executive or his designated beneficiary or estate. Executive officers who voluntarily leave to accept employment elsewhere or who are terminated for cause will forfeit any positive available balance. The executive is not expected to repay negative balances upon termination or retirement.
      As shown below, for fiscal 2006, the following executive officers of the Corporation accrued bonuses under the EVA Plan, which were not paid and were added to the “Bonus Bank” for such executive officer in accordance with the terms of the EVA Plan, in the following amounts:

Accrued Bonus
Executive Officer	for 2006

Harold M. Stratton II	$62,145
Patrick J. Hansen	$17,535
Donald J. Harrod	$15,862
Kathryn E. Scherbarth	$10,335
Rolando J. Guillot	$13,231
Milan R. Bundalo	$10,138
Dennis A. Kazmierski	$15,539
Stock Incentive Plan
      In 1994, the Corporation established the Stock Incentive Plan, most recently amended and restated as of October 4, 2005 (as amended and restated, the “Stock Incentive Plan”). The Stock Incentive Plan authorizes the Committee to grant to officers and other key employees stock incentive awards in the form of stock options, stock appreciation rights and/or shares of restricted stock.
      On August 19, 2005, after publication of financial results for fiscal 2005, the Committee granted 40,000 leveraged stock options (LSOs) to 12 key employees, including options to purchase 17,930 shares to Mr. Stratton, options to purchase 4,050 shares to Mr. Hansen, options to purchase 4,020 shares to Mr. Harrod, options to purchase 1,220 shares to Mr. Kazmierski and options to purchase 2,830 shares to Mr. Guillot, based on the amount of incentive bonus under the EVA Plan earned for fiscal 2005. The method of calculating the number of options granted to each executive, and the method of determining their exercise price, is set forth in the EVA Plan and Stock Incentive Plan. These leveraged stock options have an exercise price of $61.22 per share and provide a form of option grant that simulates a stock purchase with 10:1 leverage. The number of leveraged options granted to Mr. Stratton for fiscal 2005 was determined in the manner described and was based on his incentive bonus for fiscal 2005.
      Based upon financial results for fiscal 2006, the Committee did not grant any leveraged stock options for fiscal 2006 performance.

      On October 4, 2005 and pursuant to the terms of the Stock Incentive Plan, the Committee granted shares of restricted stock to the following executive officers of the Corporation in the following amounts:

Number of
Executive Officer	Restricted Shares

Harold M. Stratton II	1,500
Patrick J. Hansen	600
Donald J. Harrod	600
Kathryn E. Scherbarth	600
Rolando J. Guillot	600
Milan R. Bundalo	600
Dennis A. Kazmierski	200
      All of the shares of restricted stock granted to the above-listed executive officers vest on the three-year anniversary of the grant date. The shares of restricted stock have all the rights of the Corporation’s Common Stock, including voting and dividend rights.
      On August 22, 2006, after publication of financial results for fiscal 2006, the Committee granted shares of restricted stock to the following executive officers of the Corporation in the following amounts:

Number of
Executive Officer	Restricted Shares

Patrick J. Hansen	800
Donald J. Harrod	600
Kathryn E. Scherbarth	600
Rolando J. Guillot	600
Milan R. Bundalo	600
Dennis A. Kazmierski	600
      All of the shares of restricted stock granted to the above-listed executive officers vest on the three-year anniversary of the grant date. The shares of restricted stock have all the rights of the Corporation’s Common Stock, including voting and dividend rights.
      The maximum aggregate number of LSOs to be granted each year is 40,000. If the Total Bonus Payout under EVA produces more than 40,000 LSOs in any year, LSOs granted for that year will be reduced pro-rata based on proportionate Total Bonus Payouts under the EVA Plan. The amount of any such reduction shall be carried forward to subsequent years and invested in LSOs to the extent the annual limitation is not exceeded in such years.

Compensation of the Chief Executive Officer
      The compensation awarded to Mr. Stratton reflects the basic philosophy generally discussed above that compensation be based on Corporation and individual performance.
      The Committee determined Mr. Stratton’s base salary for fiscal 2006 based on the compensation survey and annual review described above. With respect to the EVA Plan and the Stock Incentive Plan, Mr. Stratton’s awards for fiscal 2006 were determined in the same manner as for all other participants in these plans.

COMPENSATION COMMITTEE:

Robert Feitler — Chairman
Michael J. Koss
Frank J. Krejci

EXECUTIVE COMPENSATION
Cash Compensation
      The table which follows sets forth certain information for the years indicated below concerning the compensation paid by the Corporation to the Corporation’s Chief Executive Officer and the four other most highly compensated executive officers in fiscal 2006 (collectively, the “named executive officers”):
Summary Compensation Table

						Long-Term Compensation

		Annual Compensation(1)					Awards	Payouts

				Other		Restricted	Securities
				Annual		Stock	Underlying	LTIP	All Other
	Fiscal	Salary	Bonus	Comp.		Awards	Options/SARs	Payouts	Compensation
Name and Principal Position	Year	($)	($)	($)		($)(2)	(#)(3)	($)(4)	($)

Harold M. Stratton II,	2006	348,150	0	—		76,860	0	0	7,891	(5)
Chairman, President	2005	329,523	250,973	—		0	17,930	62,059	7,625	(5)
and Chief Executive	2004	317,520	297,675	—		0	26,620	93,088	6,817	(5)
Officer

Patrick J. Hansen,	2006	194,350	0	—		30,744	0	0	6,965	(6)
Senior Vice President,	2005	176,667	59,298	—		0	4,050	11,458	6,880	(6)
Chief Financial Officer	2004	161,583	70,693	—		0	5,990	17,187	6,413	(6)
and Secretary

Donald J. Harrod,	2006	167,848	0	—		30,744	0	0	7,425	(7)
Vice President-	2005	161,159	57,985	—		0	4,020	12,171	7,588	(7)
Engineering and Product	2004	156,667	68,542	—		0	5,920	18,256	6,241	(7)

Dennis Kazmierski,	2006	183,083	0	14,400	(9)	10,248	0	0	17,003	(10)
Vice President-Marketing	2005	60,333	21,338	4,800	(9)	0	16,220	0	21,756	(10)
and Sales(8)

Rolando J. Guillot,	2006	145,679	0	—		30,744	0	0	6,113	(12)
Vice President-Mexican	2005	132,500	49,366	—		0	2,830	0	1,920	(12)
Operations(11)

(1)	Represents amounts earned and paid with respect to each fiscal year.

(2)	For fiscal 2006, all amounts represent shares of restricted stock granted on October 4, 2005 under the terms of the Stock Incentive Plan. Each of Mr. Stratton, Mr. Hansen, Mr. Harrod, Mr. Kazmierski and Mr. Guillot received 1,500, 600, 600, 200 and 600 shares, respectively. The shares have a three year restriction and will vest on October 4, 2008. The closing price of the Corporation’s Common Stock on October 4, 2005 was $51.24 per share. As of July 2, 2006, the value of Mr. Stratton’s restricted stock was $74,715, the value of each of Mr. Hansen’s, Mr. Harrod’s and Mr. Guillot’s restricted stock was $29,886 and the value of Mr. Kazmierski’s restricted stock was $9,962 based on a value of $49.81 per share on June 30, 2006, the closing price of the Corporation’s Common Stock on that date. The shares of restricted stock have all the rights of the Corporation’s Common Stock, including voting and dividend rights.

(3)	For fiscal 2004, all amounts are leveraged stock options granted on August 17, 2004 based on executive performance for fiscal 2004. Effective June 17, 2005, each of the named executive officers and the Corporation mutually agreed to cancel the named executive officers’ fiscal 2004 leveraged stock options without consideration. For fiscal 2005, all amounts are leveraged stock options granted on August 19, 2005 based on executive performance for fiscal 2005. No leveraged stock options were granted after publication of financial results for fiscal 2006 in connection with executive performance for fiscal 2006.

(4)	Reflects the portion of EVA Plan bonus bank balance paid with respect to each fiscal year. See “Compensation Committee Report on Executive Compensation.”

(5)	For fiscal 2004, includes $6,000 in matching contributions to the Plan for the executive officer and includes $817 of taxable employer paid group term life insurance. For fiscal 2005, includes $6,335 in matching contributions to the Plan for the executive officer and includes $1,290 of taxable employer paid group term life insurance. For fiscal 2006, includes $6,601 in matching contributions to the Plan for the executive officer and includes $1,290 of taxable employer paid group term life insurance.

(6)	For fiscal 2004, includes $6,173 in matching contributions to the Plan for the executive officer and includes $240 of taxable employer paid group term life insurance. For fiscal 2005, includes $6,430 in matching contributions to the Plan for the executive officer and includes $450 of taxable employer paid group term life insurance. For fiscal 2006, includes $6,515 in matching contributions to the Plan for the executive officer and includes $450 of taxable employer paid group term life insurance.

(7)	For fiscal 2004, includes $5,194 in matching contributions to the Plan for the executive officer and includes $1,047 of taxable employer paid group term life insurance. For fiscal 2005, includes $5,608 in matching contributions to the Plan for the executive officer and includes $1,980 of taxable employer paid group term life insurance. For fiscal 2006, includes $5,445 in matching contributions to the Plan for the executive officer and includes $1,980 of taxable employer paid group term life insurance.

(8)	Mr. Kazmierski became an executive officer of the Corporation with his appointment as Vice President — Marketing & Sales of the Corporation on March 1, 2005.

(9)	The amounts represent automobile allowance payments made by the Corporation to Mr. Kazmierski.

(10)	For fiscal 2005, includes $1,584 in matching contributions to the Plan for the executive officer, includes $172 of taxable employer paid group term life insurance and includes a $20,000 signing bonus. For fiscal 2006, includes $6,313 in matching contributions to the Plan for the executive officer, includes $690 of taxable employer paid group term life insurance and includes a $10,000 signing bonus.

(11)	Mr. Guillot became an executive officer of the Corporation with his appointment as Vice President — Mexican Operations of the Corporation in September 2004.

(12)	For fiscal 2005, includes $1,543 in matching contributions to the Plan for the executive officer and includes $377 of taxable employer paid group term life insurance. For fiscal

2006, includes $5,851 in matching contributions to the Plan for the executive officer and includes $262 of taxable employer paid group term life insurance.

Long-Term Incentive Plans — Awards in Last Fiscal Year
      As described in more detail in “Compensation Committee Report on Executive Compensation” above, the EVA Plan requires that any accrued bonus (1) in excess of 125% of the target bonus award and (2) whose payment has been deferred because no bonuses were paid to participants in the Corporation’s Economic Value Added Bonus Plan for Salaried Employees or the Corporation’s Economic Value Added Bonus Plan for Represented Employee Associates, be added to the outstanding Bonus Bank balance for each executive officer and remain at risk. A negative bonus in any year is subtracted from the outstanding Bonus Bank balance. At the end of each year in which all employees of the Corporation covered by an EVA Bonus Plan qualify for a bonus payment, 33% of each executive officer’s positive Bonus Bank balance is paid out. In accordance with the terms of the EVA Bonus Plan, bonus amounts earned for fiscal 2006 by the Corporation’s executive officers were not eligible to be paid, and such amounts were credited to the Bonus Bank for these executive officers. As a result, none of the Corporation’s executive officers received a bonus payment for fiscal 2006.
Stock Options
      The Stock Incentive Plan approved by shareholders provides for the granting of stock options with respect to Common Stock.
      The following tables set forth further information relating to stock options.
Option/ SAR Grants In Last Fiscal Year

					Potential Realizable
					Value at Assumed
	Number of				Annual Rates of
	Securities	% of Total			Stock Price
	Underlying	Options/ SARs			Appreciation for
	Options/	Granted to	Exercise		Option Term($)(1)
	SARs Granted	Employees in	Price
Name	(#)(1)	Fiscal Year	($/Sh)	Expiration Date(1)	5%	10%

Harold M. Stratton II	17,930	44.8%	61.22	August 19, 2010	38,960	336,618
Patrick J. Hansen	4,050	10.1%	61.22	August 19, 2010	8,800	76,035
Donald J. Harrod	4,020	10.0%	61.22	August 19, 2010	8,735	75,472
Dennis Kazmierski	1,220	3.1%	61.22	August 19, 2010	2,651	22,904
Rolando J. Guillot	2,830	7.1%	61.22	August 19, 2010	6,149	53,131

(1)	The foregoing options originally were exercisable beginning on the third anniversary of the date of grant and terminated on the fifth anniversary of the date of grant.

Aggregated Option/ SAR Exercises in Last Fiscal Year
and FY-End Option/ SAR Values*

			Number of Securities	Value of Unexercised
			Underlying Unexercised	In-the-Money
			Options/SARs at	Options/SARs at
	Shares Acquired	Value Realized	Fiscal Year End (#)	Fiscal Year End ($)
Name	on Exercise (#)	($)(1)	(Exercisable/Unexercisable)	(Exercisable/Unexercisable)(2)

Harold M. Stratton II	20,095	187,486	63,870/17,930	59,519/0
Patrick J. Hansen	0	0	10,650/4,050	0/0
Donald J. Harrod	0	0	10,660/4,020	0/0
Dennis Kazmierski	0	0	5,000/11,220	0/0
Rolando J. Guillot	0	0	3,520/2,830	0/0

*	No SARs are outstanding. No leveraged stock options were granted after the end of fiscal 2006 based on executive performance for fiscal 2006.

(1)	Value realized equals the market value of the common stock on the date of exercise, minus the exercise price, multiplied by the number of shares acquired on exercise.

(2)	The value at fiscal year end is calculated based on a closing sale price of $49.81 on June 30, 2006.
Retirement Plan and Supplemental Pension Plan
      The Corporation maintains a defined benefit retirement plan (the “Retirement Plan”) covering all executive officers and substantially all other employees in the United States. Under the Retirement Plan, nonbargaining unit employees receive an annual pension payable on a monthly basis at retirement equal to 1.6% of the employee’s average of the highest 5 years of compensation during the last 10 calendar years of service prior to retirement multiplied by the number of years of credited service, with an offset of 50% of Social Security (prorated if years of credited service are less than 30). Compensation under the Retirement Plan includes the compensation as shown in the Summary Compensation Table under the heading “Salary and Bonus,” subject to a maximum compensation amount set by law ($220,000 in 2006).
      Executive officers participate in a program which supplements benefits under the Retirement Plan. Under the Supplemental Executive Retirement Plan (the “Supplemental Pension Plan”), executive officers are provided with additional increments of (a) 0.50% of compensation (as limited under the Retirement Plan) per year of credited service over the benefits payable under the Retirement Plan to nonbargaining unit employees and (b) 2.1% of the compensation exceeding the Retirement Plan dollar compensation limit per year of credited service.
      A Rabbi trust has been created for deposit of the aggregate present value of the benefits described above for executive officers.

      The following table shows total estimated annual benefits payable from the Retirement Plan and the Supplemental Pension Plan to executive officers upon normal retirement at age 65 at specified compensation and years of service classifications calculated on a single life basis and adjusted for the projected Social Security offset:

	Annual Pension Payable for Life
	After Specified Years of Credited Service
Average Annual Compensation in Highest
5 of Last 10 Calendar Years of Service	10 Years	20 Years	30 Years	40 Years

$100,000	$17,500	$35,000	$52,500	$70,000*
150,000	28,000	56,000	84,000	105,000*
200,000	38,500	77,000	115,500	140,000*
250,000	49,000	98,000	147,000	175,000*
300,000	59,500	119,000	178,500	210,000*
350,000	70,000	140,000	210,000	245,000*
400,000	80,500	161,000	241,500	280,000*
450,000	91,000	182,000	273,000	315,000*
500,000	101,500	203,000	304,500	350,000*
550,000	112,000	224,000	336,000	385,000*
600,000	122,500	245,000	367,700	420,000*
650,000	133,000	266,000	399,000	455,000*
700,000	143,500	287,000	430,500	490,000*

*	Figures reduced to reflect the maximum limitation under the plans of 70% of compensation.
      The above table does not reflect limitations imposed by the Internal Revenue Code of 1986, as amended, on pensions paid under federal income tax qualified plans. However, an executive officer covered by the Corporation’s program will receive the full pension to which he would be entitled in the absence of such limitations.
Employment Agreements
      Each named executive officer of the Corporation has signed an employment agreement with the Company. The term of each agreement automatically extends for one year each June 30 unless either party gives 30 days’ notice that the agreement will not be further extended. Under the agreement, the officer agrees to perform the duties currently being performed in addition to other duties that may be assigned from time to time. The Corporation agrees to pay the officer a salary of not less than that of the previous year and to provide fringe benefits that are provided to all other salaried employees of the Corporation in comparable positions.

Change of Control Employment Agreements
      Each executive officer of the Corporation has signed a change in control employment agreement which guarantees the employee continued employment following a “change in control” on a basis equivalent to the employee’s employment immediately prior to such change in terms of position, duties, compensation and benefits, as well as specified payments upon termination following a change in control. The Corporation currently has such agreements with the five named executive officers. Such agreements become effective only upon a defined change in control of the Corporation, or if the employee’s employment is terminated upon, or in anticipation of such a change in control, and automatically supersede any existing employment agreement. Under the agreements, if during the employment term (three years from the change in control) the employee is terminated other than for “cause” or if the employee voluntarily terminates his employment for good reason or during a 30-day window period one year after a change in control, the employee is entitled to specified severance benefits, including a lump sum payment of three times the sum of the employee’s annual salary and bonus and a “gross-up” payment which will, in general, effectively reimburse the employee for any amounts paid under federal excise taxes.
ANNUAL REPORT TO THE SECURITIES AND EXCHANGE
COMMISSION ON FORM 10-K
      The Corporation is required to file an annual report, called a Form 10-K, with the Commission. A copy of Form 10-K for the fiscal year ended July 2, 2006 will be made available, without charge, to any person entitled to vote at the Annual Meeting. Written request should be directed to Patrick J. Hansen, Office of the Corporate Secretary, STRATTEC SECURITY CORPORATION, 3333 West Good Hope Road, Milwaukee, Wisconsin 53209.
SHAREHOLDER PROPOSALS
      Proposals which shareholders intend to present at the 2007 Annual Meeting of Shareholders pursuant to Rule 14a-8 under the Exchange Act must be received at the Corporation’s principal offices in Milwaukee, Wisconsin no later than May 1, 2007 for inclusion in the proxy material for that meeting. Proposals submitted other than pursuant to Rule 14a-8 will be considered untimely if received after July 5, 2007 and the Corporation will not be required to present any such proposal at the 2007 Annual Meeting of Shareholders. If the Board of Directors decides to present a proposal despite its untimeliness, the people named in the proxies solicited by the Board of Directors for the 2007 Annual Meeting of Shareholders will have the right to exercise discretionary voting power with respect to such proposal.

OTHER MATTERS
      The directors of the Corporation know of no other matters to be brought before the meeting. If any other matters properly come before the meeting, including any adjournment or adjournments thereof, it is intended that proxies received in response to this solicitation will be voted on such matters in the discretion of the person or persons named in the accompanying proxy form.

BY ORDER OF THE BOARD OF DIRECTORS
STRATTEC SECURITY CORPORATION

Patrick J. Hansen,
Secretary
Milwaukee, Wisconsin
August 29, 2006

STRATTEC SECURITY CORPORATION
ANNUAL MEETING OF SHAREHOLDERS
Tuesday, October 3, 2006
8:00 a.m. Central Time
Radisson Hotel
7065 North Port Washington Road
Milwaukee, WI 53217

STRATTEC SECURITY CORPORATION
3333 West Good Hope Road
Milwaukee, WI 53209	proxy

STRATTEC SECURITY CORPORATION
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
     The undersigned hereby appoints Harold M. Stratton II and Patrick J. Hansen, or either one of them, with full power of substitution and resubstitution, as proxy or proxies of the undersigned to attend the Annual Meeting of Shareholders of STRATTEC SECURITY CORPORATION to be held on October 3, 2006 at 8:00 a.m. Central Time, at the Radisson Hotel, 7065 North Port Washington Road, Milwaukee, Wisconsin 53217, and at any adjournment thereof, there to vote all shares of Common Stock which the undersigned would be entitled to vote if personally present as specified upon the following matters and in their discretion upon such other matters as may properly come before the meeting.
     The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders and accompanying Proxy Statement, ratifies all that said proxies or their substitutions may lawfully do by virtue hereof, and revokes all former proxies.
     Please sign exactly as your name appears hereon, date and return this Proxy. UNLESS OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED TO GRANT AUTHORITY TO ELECT THE NOMINATED DIRECTORS. IF OTHER MATTERS COME BEFORE THE MEETING, THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE BEST JUDGEMENT OF THE PROXIES APPOINTED.
See reverse for voting instructions.

â     Please detach here      â
STRATTEC SECURITY CORPORATION 2006 ANNUAL MEETING

1.	ELECTION OF DIRECTORS:

	(term expiring at the 2008 Annual Meeting) (terms expiring at the 2009 Annual Meeting)	01 02	David R. Zimmer Harold M. Stratton II	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
		03	Robert Feitler

(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)

2.	In their discretion, the Proxies are authorized to vote such other matters as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED FOR THE PROPOSAL.

Address Change? Mark Box	☐	Date

Indicate changes below:

Signature(s) in Box
If signing as attorney, executor, administrator, trustee
or guardian, please add your full title as such. If shares are held by two or more persons, all holders must sign the Proxy.